EXHIBIT 10.35 *
SECOND AMENDMENT
TO
LICENSE AGREEMENT

THIS SECOND AMENDMENT (this “Second Amendment”), dated as of December 6, 2010 (the “Effective Date”), to the License Agreement dated as of November 15, 2005 (together with its amendment, the “License Agreement”) by and between L.C. Licensing, Inc. a Delaware corporation with an office at c/o Liz Claiborne, Inc., 1441 Broadway, New York 10018 on the one hand (“Licensor”), and Movado Group, Inc., a New York Corporation with an office at 650 From Road, Paramus, New Jersey 07652 and Swissam Products Limited, a Hong Kong corporation with an office at 1406 World Finance Centre, North Tower, Harbour City, Tsimshatsui, Kowloon, Hong Kong together on the other hand (jointly and severally, “Licensee”).

WHEREAS, the Licensor and Licensee (together the “parties”) are parties to the License Agreement; and,

WHEREAS, the parties now desire to amend certain terms of the License Agreement, on and subject to the provisions herein.

NOW THEREFORE, in consideration of the premises, the mutual promises set forth below and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	The following Schedules of the License Agreement are each hereby amended by deleting each such Schedule in its entirety and replacing it with the corresponding Schedule attached hereto:

(a)	Schedule 3.3(g) (MINIMUM NET SALES)
(b)	Schedule 8.2 (GUARANTEED MINIMUM ROYALTIES)

2.	Except to the extent expressly modified by this Second Amendment, the License Agreement and all of its terms and conditions remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Second Amendment as of the Effective Date.

L.C. LICENSING, INC.		MOVADO GROUP, INC.
By:	/s/ Rob Trauber	By:	/s/ Richard J. Coté
	Name: Rob Trauber		Name Richard J. Coté
	Title: CFO/COO Partnered Brands		Title: President/COO

SWISSAM PRODUCTS LIMITED

By:	/s/ Timothy F. Michno
Name: Timothy F. Michno
Title: Director

* CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM SCHEDULE 3.3(g) AND SCHEDULE 8.2 AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (“1934 ACT”).

SCHEDULE 3.3(g) MINIMUM NET SALES

Licensee shall achieve Net Sales of Licensed Merchandise in the U.S. of $0 in Year 1 (2005) and    * in Year 2 (2006).  In each year thereafter, Licensee shall achieve Net Sales equal    *

Initial Term:

YEAR	SALES
Year 3 (2007)
Year 4 (2008)
Year 5 (2009)	*
Year 6 (2010)
Year 7 (2011)

Renewal Term, if any:

YEAR	SALES
Year 8 (2012)
Year 9 (2013)
Year 10 (2014)	*
Year 11 (2015)
Year 12 (2016)

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

SCHEDULE 8.2 GUARANTEED MINIMUM ROYALTIES (GMR)

The minimum royalty shall be $0 in Year 1 (2005) and      *     in Year 2 (2006).  In each subsequent year, the minimum shall be     *     and the following base amount for such year:

Initial Term:

YEAR	MINIMAL ROYALTY
Year 3 (2007)
Year 4 (2008)
Year 5 (2009)	*
Year 6 (2010)
Year 7 (2011)

Renewal Term, if any:

YEAR	MINIMAL ROYALTY
Year 8 (2012)
Year 9 (2013)
Year 10 (2014)	*
Year 11 (2015)
Year 12 (2016)

For the Second Contract Year, royalties in excess of the GMR will only be payable on sales that generate royalty revenue in excess of    *    .

Payment of Guaranteed Minimum Royalties:  The minimum royalty for each Contract Year shall be paid in advance in four (4) equal quarterly installments, on the first day of Licensor’s fiscal quarters commencing January 1, 2006.

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT